UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 24, 2020

Crescent Acquisition Corp

(Exact name of Registrant as specified in its charter)

Delaware	001-38825	82-3447941
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Suite 2000 Los Angeles, CA		90025
(Address of principal executive offices)		(Zip Code)

(310) 235-5900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable Warrant	CRSAU	The NASDAQ Stock Market LLC
Class A common stock, $0.0001 par value per share	CRSA	The NASDAQ Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CRSAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Sponsor Support Agreement

On June 24, 2020, Crescent Acquisition Corp, a Delaware corporation (the “Company”), in connection with its proposed business combination (the “Business Combination”) with F45 Training Holdings Inc., a Delaware corporation (“F45”), entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), by and among the Company, F45, CFI Sponsor LLC, a Delaware limited liability company and the sponsor of the Company (the “Sponsor”), and each of the parties set forth on Schedule A therein (each such person and the Sponsor, a “Supporting Party”). Pursuant to the Sponsor Support Agreement, each Supporting Party agrees to, among other things, certain restrictions on the transfer of Company securities owned or beneficially owned by such Supporting Party or acquired thereafter, vote Company securities owned or beneficially owned by such Supporting Party in favor of the approval of the Business Combination and other proposals related to the Business Combination, refrain from redeeming Company securities owned or beneficially owned by such Supporting Party and waive certain other rights associated with the ownership or beneficial ownership of Company securities by such Supporting Party. The Sponsor also agrees to, upon the closing of the Business Combination, subject some of the Company securities owned by it to a five year lock-up period during which the transfer of such securities will be restricted, with such restrictions subject to release during the lock-up period if the price of Class A common stock of the Company, par value $0.0001 per share, trading on the Nasdaq Stock Market exceeds certain thresholds. Any securities subject to and not released during the lock-up period will be forfeited.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Additional Information about the Transaction and Where to Find It

This Current Report on Form 8-K (this “Current Report”) relates to the Business Combination between F45 and the Company and may be deemed to be solicitation material in respect of the Business Combination. The Business Combination will be submitted to the stockholders of the Company their approval. In connection with the Company’s stockholder vote on the Business Combination, the Company will file a proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”). This Current Report is not a substitute for the proxy statement that the Company will file with the SEC or any other documents that the Company may file with the SEC or send to its stockholders in connection with the Business Combination. When completed, the Company will mail a definitive proxy statement to its stockholders in connection with the Company’s solicitation of proxies for the special meeting of the Company’s stockholders to be held to approve the Business Combination. This presentation does not contain all the information that should be considered concerning the Business Combination, including relevant risk factors that may be included in the proxy statement. It is not intended to provide the basis for any investment decision or any other decision in respect to the Business Combination. The Company’s stockholders and other interested persons are urged to read, when available, the Company’s preliminary proxy statement, the definitive proxy statement and any other relevant documents that are filed or furnished or will be filed or will be furnished with the SEC, as well as any amendments or supplements to these documents, carefully and in their entirety before making any voting or investment decision with respect to the Business Combination, as these materials will contain important information about the Company, related matters and the parties to the Company. A copy of the definitive proxy statement will be sent when available to all stockholders of record of the Company seeking the required stockholder approvals. Investors and stockholders can obtain free copies of the preliminary proxy statement once it is available and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders can obtain free copies of the preliminary proxy statement once it is available from the Company by accessing the Company’s website at https://www.crescentspac.com.

No Offer or Solicitation

This Current Report is for informational purposes only and is neither an offer to sell or purchase, nor the solicitation of an offer to buy or sell any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

The Company and F45, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of the Company’s stockholders in respect of the Business Combination. Information about the directors and executive officers of the Company is set forth in the Company’s Form 10-K for the year ended December 31, 2019. Information about the directors and executive officers of F45 and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement, when available. Investors may obtain additional information about the interests of such participants by reading such proxy statement when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Sponsor Support Agreement, dated as of June 24, 2020, by and among Crescent Acquisition Corp, F45 Training Holdings Inc., CFI Sponsor LLC and each of the parties set forth on Schedule A therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2020

Crescent Acquisition Corp
/s/ George Hawley
Name:	George Hawley
Title:	General Counsel and Secretary